UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2013

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

April 30, 2013

		Principal	Value
		Amount[o]	(U.S. $)
Agency Collateralized Mortgage Obligations – 2.72%
Fannie Mae Grantor Trust Series 2002-T1 A2 7.00% 11/25/31	USD	56,362	$67,257
Fannie Mae Interest Strip Series 35-2 12.00% 7/1/18		23,960	27,140
Fannie Mae REMICs
Series 1988-15 A 9.00% 6/25/18		447	511
Series 1996-46 ZA 7.50% 11/25/26		70,179	81,851
Series 2002-83 GH 5.00% 12/25/17		262,782	280,548
Series 2011-80 CB 4.00% 8/25/26		1,953,713	2,179,723
✗•Series 2012-122 SD 5.90% 11/25/42		231,085	64,057
✗•Series 2012-124 SD 5.95% 11/25/42		325,807	91,627
✗Series 2013-26 ID 3.00% 4/25/33		313,725	45,964
✗Series 2013-38 AI 3.00% 4/25/33		318,396	44,370
✗Series 2013-44 DI 3.00% 5/25/33		930,000	134,269
•Fannie Mae Whole Loan Series 2002-W1 2A 6.861% 2/25/42		73,728	86,387
Freddie Mac REMICs
Series 2557 WE 5.00% 1/15/18		224,678	239,989
Series 3131 MC 5.50% 4/15/33		69,200	69,969
Series 3173 PE 6.00% 4/15/35		169,522	175,483
Series 3656 PM 5.00% 4/15/40		235,000	262,718
✗•Series 4148 SA 5.901% 12/15/42		380,839	105,889
✗Series 4185 LI 3.00% 3/15/33		233,856	33,593
✗Series 4191 CI 3.00% 4/15/33		100,000	14,250
tFreddie Mac Structured Pass Through Securities Series T-42 A5 7.50% 2/25/42		28,819	34,586
GNMA
Series 2010-42 PC 5.00% 7/20/39		545,000	648,119
Series 2010-113 KE 4.50% 9/20/40		245,000	282,288
Total Agency Collateralized Mortgage Obligations (cost $4,730,791)			4,970,588

Agency Mortgage-Backed Securities – 22.80%
Fannie Mae
2.27% 1/1/23		214,044	217,050
4.50% 5/1/41		121,007	126,839
10.50% 6/1/30		10,716	11,014
•Fannie Mae ARM
2.81% 11/1/35		47,153	50,466
5.179% 8/1/35		23,175	25,031
6.444% 7/1/36		75,092	79,365
Fannie Mae S.F. 15 yr
2.50% 2/1/28 to 5/1/28		427,829	448,343
3.00% 11/1/27		110,693	117,529
3.50% 7/1/26 to 10/1/26		833,350	887,191
4.00% 11/1/25		259,802	281,891
5.00% 5/1/21		81,337	87,527
8.00% 10/1/16		32,335	34,143
Fannie Mae S.F. 15 yr TBA
2.50% 5/1/28 to 6/1/28		6,176,000	6,457,058
3.00% 5/1/28 to 5/1/28		5,456,000	5,761,499
Fannie Mae S.F. 20 yr
5.00% 11/1/23		10,634	11,680
5.50% 8/1/28 to 12/1/29		254,036	276,606
Fannie Mae S.F. 30 yr
4.00% 11/1/40 to 1/1/43		2,948,418	3,161,341
4.50% 7/1/36 to 11/1/41		1,370,575	1,480,073
8.00% 2/1/30		20,227	20,889
10.00% 7/1/20 to 2/1/25		100,340	114,010
Fannie Mae S.F. 30 yr TBA
3.00% 5/1/43 to 6/1/43		11,308,000	11,812,186
3.50% 5/1/43 to 6/1/43		4,381,000	4,657,734
4.50% 5/1/43 to 7/1/43		2,173,000	2,340,978

Freddie Mac 4.50% 1/1/41	241,006	252,824
•Freddie Mac ARM
2.763% 7/1/36	37,509	40,242
5.78% 10/1/36	74,464	80,012
Freddie Mac S.F. 15 yr
5.00% 6/1/18 to 1/1/24	70,954	75,453
5.50% 8/1/23	47,698	51,205
Freddie Mac S.F. 30 yr
3.00% 11/1/42	115,429	120,810
4.00% 10/1/40 to 11/1/40	217,328	232,143
4.50% 10/1/39 to 3/1/42	1,014,868	1,087,163
6.00% 8/1/38 to 10/1/38	805,273	886,371
8.00% 5/1/31	85,464	100,578
10.00% 1/1/19	8,044	9,193
11.50% 6/1/15 to 3/1/16	11,303	11,696
GNMA I GPM 12.25% 3/15/14	1,906	1,916
GNMA I S.F. 15 yr 6.50% 7/15/14	15,510	16,060
GNMA I S.F. 30 yr
7.50% 1/15/32	10,672	13,314
8.00% 5/15/30	12,924	13,306
9.50% 10/15/19 to 3/15/23	26,466	28,864
10.00% 9/15/18	7,010	7,043
11.00% 8/15/15	3,258	3,299
12.00% 4/15/14 to 6/15/15	25,162	25,440
12.50% 11/15/13 to 1/15/16	13,224	13,466
GNMA II GPM 10.75% 3/20/16	1,274	1,280
GNMA II S.F. 30 yr
7.50% 9/20/30	15,751	19,280
8.00% 6/20/30	8,833	10,934
10.00% 11/20/15 to 6/20/21	21,870	25,339
10.50% 3/20/16 to 2/20/21	32,343	33,637
11.00% 5/20/15 to 7/20/19	704	707
12.00% 3/20/14 to 5/20/15	497	503
12.50% 10/20/13 to 7/20/15	2,369	2,385
Total Agency Mortgage-Backed Securities (cost $41,465,681)		41,624,906

Commercial Mortgage-Backed Securities – 4.53%
BAML Commercial Mortgage Securities
•Series 2005-6 A4 5.359% 9/10/47	40,000	43,886
•Series 2006-2 A4 5.919% 5/10/45	115,000	129,888
Series 2006-4 A4 5.634% 7/10/46	200,000	224,941
•Bear Stearns Commercial Mortgage Securities
Series 2005-T20 A4A 5.298% 10/12/42	60,000	65,641
Series 2006-PW12 A4 5.91% 9/11/38	55,000	62,025
Citigroup Commercial Mortgage Trust Series 2012-GC8 A4 3.024% 9/10/45	180,000	186,830
tCommercial Mortgage Pass Through Certificates
Series 2005-C6 A5A 5.116% 6/10/44	225,000	244,409
•Series 2006-C1 AAB 5.581% 2/15/39	57,648	59,749
Series 2013-CR7 A4 3.213% 3/10/46	105,000	110,224
•Commercial Mortgage Trust Series 2005-GG5 A5 5.224% 4/10/37	340,000	371,048
#DBUBS Mortgage Trust Series 2011-LC1A A3 144A 5.002% 11/10/46	850,000	1,015,130
#•FREMF Mortgage Trust Series 2012-K21 B 144A 4.072% 7/25/45	105,000	110,967
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A6 5.396% 8/10/38	420,000	435,629
Series 2005-GG4 A4A 4.751% 7/10/39	450,000	478,006
•Series 2006-GG6 A4 5.553% 4/10/38	435,000	482,881
#Series 2010-C1 A2 144A 4.592% 8/10/43	145,000	168,652
#•Series 2010-C1 C 144A 5.635% 8/10/43	150,000	175,288
#Series 2012-ALOHA B 144A 4.049% 4/10/34	100,000	108,033
JPMorgan Chase Commercial Mortgage Securities Trust
•Series 2005-LDP3 A4A 4.936% 8/15/42	235,000	253,967
•Series 2005-LDP5 A4 5.368% 12/15/44	280,000	306,982
Series 2011-C5 A3 4.171% 8/15/46	290,000	328,116
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	103,940	106,311
•Series 2005-C3 B 4.895% 7/15/40	60,000	62,812
Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38	53,769	54,544
•Series 2005-CKI1 A6 5.448% 11/12/37	288,808	314,056

Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	592,000	637,739
•Series 2007-T27 A4 5.816% 6/11/42	510,000	597,507
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C8 AS 3.376% 12/15/48	150,000	155,744
NCUA Guaranteed Notes Trust Series 2010-C1 A2 2.90% 10/29/20	80,000	85,489
#Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36	185,000	211,311
#VNO Mortgage Trust Series 2012-6AVE 144A 2.996% 11/15/30	350,000	359,984
WF-RBS Commercial Mortgage Trust
Series 2012-C9 A3 2.87% 11/15/45	130,000	133,285
Series 2012-C9 B 3.84% 11/15/45	19,000	20,053
Series 2013-C11 A5 3.071% 3/15/45	115,000	119,371
Series 2013-C13 AS 3.345% 5/15/45	55,000	57,200
Total Commercial Mortgage-Backed Securities (cost $7,651,065)		8,277,698

Convertible Bonds – 0.78%
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15	25,000	25,375
#Alaska Communications Systems Group 144A 6.25% exercise price $10.28, expiration date 4/27/18	24,000	17,685
Alere 3.00% exercise price $43.98, expiration date 5/15/16	27,000	26,899
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	27,000	29,582
ϕArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27	52,000	46,280
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	25,000	25,938
#Blucora 144A 4.25% exercise price $21.66, expiration date 3/29/19	17,000	17,563
*Chesapeake Energy 2.50% exercise price $51.14, expiration date 5/15/37	11,000	10,677
#Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18	31,000	34,584
#Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40	22,000	23,788
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	33,000	26,276
ϕGeneral Cable 4.50% exercise price $36.75, expiration date 11/15/29	39,000	47,604
Gilead Sciences 1.625% exercise price $22.71, expiration date 5/1/16	12,000	26,963
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	34,000	42,075
ϕHologic 2.00% exercise price $31.17, expiration date 2/27/42	34,000	34,744
Iconix Brand Group 2.50% exercise price $30.75, expiration date 5/31/16	24,000	27,810
#Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16	16,000	16,660
Intel 3.25% exercise price $22.20, expiration date 8/1/39	34,000	43,669
Jefferies Group 3.875% exercise price $45.82, expiration date 10/31/29	32,000	33,520
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/10/14	30,000	30,750
#Lexington Realty Trust 144A 6.00% exercise price $6.93, expiration date 1/11/30	12,000	22,463
#Liberty Interactive 144A 0.75% exercise price $1000.00, expiration date 3/30/43	9,000	9,368
Linear Technology 3.00% exercise price $42.07, expiration date 4/30/27	225,000	238,077
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	42,000	46,594
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	9,000	20,115
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	47,000	49,321
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	63,000	61,109
#Opko Health 144A 3.00% exercise price $7.07, expiration date 1/28/33	8,000	7,990
#Owens-Brockway Glass Container 144A 3.00% exercise price $47.47, expiration date 5/28/15	37,000	37,648
*Peabody Energy 4.75% exercise price $57.95, expiration date 12/15/41	19,000	15,438
PHH 4.00% exercise price $25.80, expiration date 8/27/14	49,000	53,869
Rovi 2.625% exercise price $47.36, expiration date 2/10/40	14,000	14,341
#Ryman Hospitality Properties 144A 3.75% exercise price $22.23, expiration date 9/29/14	17,000	34,159
SanDisk 1.50% exercise price $52.37, expiration date 8/11/17	38,000	47,975
SBA Communications 4.00% exercise price $30.38, expiration date 9/29/14	8,000	20,975
Steel Dynamics 5.125% exercise price $17.25, expiration date 6/15/14	9,000	9,996
TIBCO Software 2.25% exercise price $50.57, expiration date 4/30/32	57,000	55,860
#Titan Machinery 144A 3.75% exercise price $43.17, expiration date 4/30/19	26,000	25,171
•Vector Group 2.50% exercise price $18.50, expiration date 1/14/19	8,000	9,344
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	26,000	38,155
#WellPoint 144A 2.75% exercise price $75.47, expiration date 10/15/42	20,000	23,950
Total Convertible Bonds (cost $1,371,666)		1,430,360

Corporate Bonds – 47.25%
Banking – 5.87%
#Banco BTG Pactual 144A 4.00% 1/16/20	245,000	235,813
#Banco Santander Mexico 144A 4.125% 11/9/22	300,000	303,000
Bancolombia 5.125% 9/11/22	180,000	184,770
#Bank Nederlandse Gemeenten 144A
1.375% 3/19/18	350,000	354,933
2.50% 1/23/23	452,000	459,360
Bank of America
2.00% 1/11/18	720,000	723,109
3.875% 3/22/17	165,000	178,160

*Barclays Bank 7.625% 11/21/22		600,000	613,500
BB&T 5.25% 11/1/19		627,000	734,155
#BBVA Banco Continental 144A 3.25% 4/8/18		205,000	206,025
BBVA U.S. Senior 4.664% 10/9/15		200,000	207,960
•Branch Banking & Trust 0.60% 9/13/16		280,000	277,647
•Citigroup 5.35% 5/29/49		205,000	206,535
City National 5.25% 9/15/20		160,000	182,212
•Fifth Third Capital Trust IV 6.50% 4/15/37		510,000	513,504
JPMorgan Chase
2.92% 9/19/17	CAD	170,000	172,187
3.375% 5/1/23	USD	175,000	174,926
•5.15% 12/29/49		150,000	152,813
JPMorgan Chase Bank 6.00% 10/1/17		250,000	296,044
KeyBank 5.45% 3/3/16		500,000	559,567
Morgan Stanley 2.125% 4/25/18		430,000	431,457
PNC Bank
6.875% 4/1/18		250,000	310,665
•PNC Financial Services Group 8.25% 5/29/49		260,000	261,822
PNC Funding 5.125% 2/8/20		210,000	249,272
Regions Financial 2.00% 5/15/18		130,000	129,671
#Sberbank 144A 6.125% 2/7/22		200,000	228,750
#Standard Chartered 144A 3.95% 1/11/23		290,000	296,873
SunTrust Bank 2.75% 5/1/23		200,000	201,112
SVB Financial Group 5.375% 9/15/20		150,000	172,049
#Turkiye Halk Bankasi 144A 3.875% 2/5/20		200,000	202,000
U.S. Bank 4.95% 10/30/14		250,000	265,716
•USB Capital IX 3.50% 10/29/49		705,000	662,700
#•USB Realty 144A 1.424% 12/22/49		100,000	89,750
Wachovia
•0.647% 10/15/16		95,000	93,895
5.25% 8/1/14		105,000	110,886
Zions Bancorp
4.50% 3/27/17		160,000	175,032
7.75% 9/23/14		95,000	103,144
			10,721,014
Basic Industry – 3.93%
ArcelorMittal 10.35% 6/1/19		425,000	540,499
Barrick Gold
#144A 2.50% 5/1/18		85,000	85,506
3.85% 4/1/22		205,000	206,226
#144A 4.10% 5/1/23		100,000	100,408
Cabot
2.55% 1/15/18		240,000	248,151
3.70% 7/15/22		130,000	134,615
CF Industries
6.875% 5/1/18		210,000	253,072
7.125% 5/1/20		275,000	344,319
Dow Chemical 8.55% 5/15/19		479,000	646,650
duPont (E.I.) de Nemours 2.80% 2/15/23		35,000	36,028
#Freeport-McMoRan Copper & Gold 144A 3.875% 3/15/23		405,000	409,050
Georgia-Pacific 8.00% 1/15/24		520,000	733,589
#Gerdau Trade 144A 4.75% 4/15/23		200,000	201,547
International Paper
6.00% 11/15/41		230,000	280,976
9.375% 5/15/19		55,000	76,304
LyondellBasell Industries 5.75% 4/15/24		610,000	736,477
#PhosAgro 4.204% 2/13/18		200,000	205,000
Praxair 1.25% 11/7/18		120,000	120,156
Rock Tenn 4.00% 3/1/23		40,000	41,648
Rockwood Specialties Group 4.625% 10/15/20		450,000	476,438
Southern Copper
3.50% 11/8/22		40,000	40,216
5.25% 11/8/42		200,000	193,684
#Taminco Global Chemical 144A 9.75% 3/31/20		940,000	1,071,599
			7,182,158
Brokerage – 0.47%
Jefferies Group
5.125% 1/20/23		285,000	309,862
6.45% 6/8/27		60,000	67,568
6.50% 1/20/43		50,000	55,176

Lazard Group 6.85% 6/15/17		366,000	421,351
			853,957
Capital Goods – 1.46%
#Ardagh Packaging Finance 144A 7.00% 11/15/20		925,000	980,500
Ball 5.75% 5/15/21		495,000	542,025
#Cemex Espana Luxembourg 144A 9.25% 5/12/20		405,000	447,525
#URS 144A
4.10% 4/1/17		105,000	110,638
5.25% 4/1/22		125,000	133,133
#Votorantim Cimentos 144A 7.25% 4/5/41		400,000	459,000
			2,672,821
Communications – 6.70%
America Movil 3.125% 7/16/22		390,000	397,850
American Tower 5.90% 11/1/21		250,000	299,242
#American Tower Trust I 144A
1.551% 3/15/18		85,000	86,244
3.07% 3/15/23		210,000	216,007
Bell Canada 3.35% 3/22/23	CAD	50,000	50,780
#Brasil Telecom 144A 5.75% 2/10/22	USD	465,000	491,738
#CC Holdings GS V 144A 3.849% 4/15/23		445,000	459,840
CenturyLink 5.80% 3/15/22		365,000	387,024
#Clearwire Communications 144A 12.00% 12/1/15		220,000	235,813
#Cox Communications 144A 3.25% 12/15/22		420,000	435,827
#Crown Castle Towers 144A 4.883% 8/15/20		800,000	924,744
#Digicel 144A 6.00% 4/15/21		200,000	201,000
#Digicel Group 144A 10.50% 4/15/18		200,000	222,500
Intelsat Luxembourg 11.25% 2/4/17		383,000	408,374
Interpublic Group
3.75% 2/15/23		180,000	181,444
4.00% 3/15/22		665,000	688,595
#Myriad International Holding 144A 6.375% 7/28/17		200,000	227,760
#Nara Cable Funding 144A 8.875% 12/1/18		500,000	537,499
#NBCUniversal Enterprise 144A 1.974% 4/15/19		100,000	101,811
#Qtel International Finance 144A 3.25% 2/21/23		200,000	198,000
Qwest 6.75% 12/1/21		185,000	218,093
#SBA Tower Trust 144A 2.24% 4/15/18		160,000	160,969
#SES 144A 3.60% 4/4/23		330,000	343,693
#Sinclair Television Group 144A 6.125% 10/1/22		430,000	457,950
#Softbank 144A 4.50% 4/15/20		240,000	248,997
Sprint Nextel
6.00% 12/1/16		110,000	119,625
8.375% 8/15/17		130,000	152,100
#TBG Global 144A 4.625% 4/3/18		200,000	202,740
#Telefonica Chile 144A 3.875% 10/12/22		400,000	396,390
Telefonica Emisiones 3.192% 4/27/18		450,000	455,993
Time Warner Cable 8.25% 4/1/19		385,000	505,859
#UPCB Finance III 144A 6.625% 7/1/20		250,000	273,125
#VimpelCom 144A 7.748% 2/2/21		400,000	458,500
Virgin Media Secured Finance 6.50% 1/15/18		500,000	535,000
#Vivendi 144A
3.45% 1/12/18		455,000	473,584
6.625% 4/4/18		212,000	250,827
Vodafone Group 2.95% 2/19/23		230,000	231,948
			12,237,485
Consumer Cyclical – 3.12%
#ADT 144A 4.125% 6/15/23		150,000	157,796
Amazon.com 2.50% 11/29/22		370,000	364,098
#Daimler Finance North America 144A 2.25% 7/31/19		250,000	252,575
Dollar General
1.875% 4/15/18		135,000	135,905
3.25% 4/15/23		185,000	185,921
4.125% 7/15/17		50,000	54,781
eBay 4.00% 7/15/42		235,000	222,317
Ford Motor Credit
5.875% 8/2/21		400,000	467,520
12.00% 5/15/15		200,000	242,402
Historic TW 6.875% 6/15/18		540,000	676,284
Host Hotels & Resorts
3.75% 10/15/23		45,000	46,013
4.75% 3/1/23		175,000	191,188
5.25% 3/15/22		180,000	201,600
5.875% 6/15/19		75,000	83,344

#Hyundai Capital America 144A 2.125% 10/2/17	200,000	200,687
MGM Resorts International 11.375% 3/1/18	125,000	162,188
#QVC 144A 4.375% 3/15/23	240,000	246,284
#SACI Falabella 144A 3.75% 4/30/23	200,000	200,900
*#Tenedora Nemak 144A 5.50% 2/28/23	200,000	208,250
TJX 2.50% 5/15/23	90,000	90,390
Viacom 3.25% 3/15/23	220,000	225,799
Walgreen 3.10% 9/15/22	350,000	356,563
#Wesfarmers 144A 1.874% 3/20/18	150,000	152,382
Western Union
2.875% 12/10/17	130,000	133,171
3.65% 8/22/18	95,000	99,414
Wyndham Worldwide
2.50% 3/1/18	120,000	121,109
4.25% 3/1/22	100,000	106,048
5.625% 3/1/21	90,000	102,661
		5,687,590
Consumer Non-Cyclical – 3.95%
#Anadolu Efes Biracilik Ve Malt Sanayii 144A 3.375% 11/1/22	200,000	197,500
#BFF International 144A 7.25% 1/28/20	100,000	121,375
Boston Scientific 6.00% 1/15/20	145,000	171,411
#BRF-Brasil Foods 144A 5.875% 6/6/22	255,000	290,828
CareFusion
#144A 3.30% 3/1/23	185,000	189,591
6.375% 8/1/19	475,000	573,062
Celgene
3.25% 8/15/22	250,000	257,687
3.95% 10/15/20	120,000	132,188
Constellation Brands
3.75% 5/1/21	110,000	112,063
4.25% 5/1/23	75,000	77,156
#Cosan Luxembourg 144A 5.00% 3/14/23	200,000	204,200
Del Monte 7.625% 2/15/19	90,000	96,413
Energizer Holdings 4.70% 5/24/22	360,000	388,926
GlaxoSmithKline Capital 2.80% 3/18/23	180,000	185,493
#Hawk Acquisition Sub 144A 4.25% 10/15/20	230,000	233,450
#Heineken 144A 3.40% 4/1/22	320,000	337,631
#Imperial Tobacco Finance 144A 3.50% 2/11/23	255,000	261,677
#Korea Expressway 144A 1.875% 10/22/17	200,000	199,622
Laboratory Corporation of America Holdings 2.20% 8/23/17	190,000	192,951
Medtronic
2.75% 4/1/23	100,000	101,875
4.00% 4/1/43	40,000	40,646
Molson Coors Brewing 5.00% 5/1/42	215,000	238,774
#Mylan 144A
3.125% 1/15/23	65,000	64,862
6.00% 11/15/18	245,000	268,780
Newell Rubbermaid 2.05% 12/1/17	120,000	121,296
#Pernod-Ricard 144A 5.75% 4/7/21	510,000	614,277
Quest Diagnostics 4.70% 4/1/21	235,000	259,459
St. Jude Medical 3.25% 4/15/23	395,000	407,629
Yale University 2.90% 10/15/14	188,000	195,161
Zimmer Holdings 4.625% 11/30/19	240,000	274,605
#Zoetis 144A 3.25% 2/1/23	385,000	396,110
		7,206,698
Electric – 4.91%
AES 7.375% 7/1/21	535,000	639,325
Ameren Illinois 9.75% 11/15/18	769,000	1,084,490
#American Transmission Systems 144A 5.25% 1/15/22	225,000	264,444
#APT Pipelines 144A 3.875% 10/11/22	145,000	146,657
CenterPoint Energy 5.95% 2/1/17	165,000	191,615
CMS Energy 6.25% 2/1/20	190,000	234,579
ComEd Financing III 6.35% 3/15/33	190,000	201,400
#•Electricite de France 144A 5.25% 12/29/49	325,000	327,526
Exelon Generation 4.25% 6/15/22	305,000	325,660
•FPL Group Capital 6.35% 10/1/66	385,000	408,894
Great Plains Energy 5.292% 6/15/22	345,000	398,714
•Integrys Energy Group 6.11% 12/1/66	295,000	312,951

Kansas City Power & Light 3.15% 3/15/23	25,000	25,793
LG&E & KU Energy
3.75% 11/15/20	115,000	124,567
4.375% 10/1/21	380,000	421,561
#Narragansett Electric 144A 4.17% 12/10/42	135,000	138,317
•National Rural Utilities Cooperative Finance 4.75% 4/30/43	210,000	214,725
Pennsylvania Electric 5.20% 4/1/20	175,000	201,814
•PPL Capital Funding 6.70% 3/30/67	335,000	356,243
Public Service Company of Oklahoma 5.15% 12/1/19	550,000	643,596
Puget Energy 6.00% 9/1/21	65,000	74,981
•Puget Sound Energy 6.974% 6/1/67	525,000	566,659
#Saudi Electricity Global Sukuk 2 144A 3.473% 4/8/23	200,000	203,610
SCANA 4.125% 2/1/22	815,000	868,870
•Wisconsin Energy 6.25% 5/15/67	535,000	583,672
		8,960,663
Energy – 4.64%
Apache 2.625% 1/15/23	160,000	158,976
#Continental Resources 144A 4.50% 4/15/23	260,000	277,550
Ecopetrol 7.625% 7/23/19	400,000	512,000
#ENI 144A 4.15% 10/1/20	140,000	147,764
#Gazprom 144A 3.85% 2/6/20	200,000	203,400
#Gazprom Neft 144A 4.375% 9/19/22	400,000	402,500
Lukoil International Finance 6.125% 11/9/20	335,000	385,250
Newfield Exploration 5.625% 7/1/24	175,000	189,000
Noble Holding International 3.95% 3/15/22	370,000	387,766
Pemex Project Funding Master Trust 6.625% 6/15/35	90,000	113,650
#Pertamina Persero 144A 4.875% 5/3/22	350,000	373,205
Petrobras International Finance 5.375% 1/27/21	300,000	332,780
Petrohawk Energy 7.25% 8/15/18	340,000	376,711
Petroleos de Venezuela 9.00% 11/17/21	283,000	268,143
Petroleos Mexicanos
#144A 3.50% 1/30/23	225,000	229,500
5.50% 6/27/44	125,000	137,188
Pride International 6.875% 8/15/20	475,000	604,579
#PTT 144A 3.375% 10/25/22	200,000	202,117
Range Resources 8.00% 5/15/19	220,000	242,000
#Samson Investment 144A 9.75% 2/15/20	980,000	1,046,149
SandRidge Energy 8.75% 1/15/20	235,000	253,800
#Sinopec Capital 2013 144A 3.125% 4/24/23	200,000	197,461
Statoil 2.45% 1/17/23	150,000	151,030
Talisman Energy 5.50% 5/15/42	485,000	526,875
Weatherford International
4.50% 4/15/22	140,000	149,343
9.625% 3/1/19	150,000	198,574
#Woodside Finance 144A
8.125% 3/1/14	280,000	296,614
8.75% 3/1/19	85,000	113,896
		8,477,821
Finance Companies – 1.78%
#CDP Financial 144A
4.40% 11/25/19	280,000	325,179
5.60% 11/25/39	250,000	316,652
General Electric Capital
2.10% 12/11/19	65,000	66,770
3.10% 1/9/23	135,000	137,262
6.00% 8/7/19	640,000	785,152
•6.25% 12/15/49	300,000	332,267
•7.125% 12/15/49	100,000	117,265
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	210,000	200,550
International Lease Finance
5.875% 4/1/19	85,000	93,703
6.25% 5/15/19	88,000	99,110
8.75% 3/15/17	100,000	120,750
#IPIC GMTN 144A 5.50% 3/1/22	200,000	237,500
PHH 9.25% 3/1/16	145,000	170,738
#Temasek Financial I 144A 2.375% 1/23/23	250,000	246,344
		3,249,242
Insurance – 2.34%
American International Group 8.25% 8/15/18	245,000	318,424
•Chubb 6.375% 3/29/67	680,000	759,900

#Highmark 144A
4.75% 5/15/21	200,000	202,395
6.125% 5/15/41	30,000	29,518
*•ING Groep 5.775% 12/29/49	85,000	82,875
#ING US 144A
2.90% 2/15/18	85,000	87,090
5.50% 7/15/22	225,000	256,325
#Liberty Mutual Group 144A
4.95% 5/1/22	215,000	239,756
6.50% 5/1/42	190,000	224,308
MetLife 6.817% 8/15/18	165,000	207,646
#Metropolitan Life Global Funding I 144A
3.00% 1/10/23	300,000	306,332
3.875% 4/11/22	475,000	518,268
Prudential Financial
3.875% 1/14/15	65,000	68,401
4.50% 11/15/20	50,000	57,122
•5.625% 6/15/43	95,000	99,988
•5.875% 9/15/42	245,000	265,364
6.00% 12/1/17	120,000	143,667
t#=‡Twin Reefs Pass Through Trust 144A 0.00% 12/29/49	200,000	0
WellPoint 3.30% 1/15/23	395,000	408,239
		4,275,618
Natural Gas – 3.44%
AmeriGas Finance 7.00% 5/20/22	650,000	729,625
#CNOOC Finance 2012 144A 3.875% 5/2/22	280,000	297,603
El Paso Pipeline Partners Operating 6.50% 4/1/20	505,000	625,070
•Enbridge Energy Partners 8.05% 10/1/37	265,000	307,027
Energy Transfer Partners 9.70% 3/15/19	127,000	173,495
Enterprise Products Operating
•7.034% 1/15/68	450,000	522,531
9.75% 1/31/14	130,000	138,801
#GDF Suez 144A 2.875% 10/10/22	210,000	213,097
Kinder Morgan Energy Partners 9.00% 2/1/19	415,000	561,850
NiSource Finance
4.80% 2/15/44	165,000	170,452
5.80% 2/1/42	150,000	174,937
Plains All American Pipeline 8.75% 5/1/19	195,000	265,668
#Regency Energy Partners 144A 4.50% 11/1/23	460,000	477,250
Spectra Energy Capital 3.30% 3/15/23	125,000	127,585
Sunoco Logistics Partners Operations 3.45% 1/15/23	410,000	415,620
TransCanada Pipelines
3.80% 10/1/20	100,000	111,174
•6.35% 5/15/67	310,000	331,251
Williams Partners 7.25% 2/1/17	535,000	643,271
		6,286,307
Real Estate Investment Trusts – 1.91%
Alexandria Real Estate Equities 4.60% 4/1/22	510,000	563,644
Boston Properties 3.125% 9/1/23	160,000	162,710
BRE Properties 3.375% 1/15/23	210,000	213,834
Developers Diversified Realty
4.625% 7/15/22	80,000	88,679
4.75% 4/15/18	80,000	89,705
7.875% 9/1/20	90,000	116,942
9.625% 3/15/16	150,000	182,961
Digital Realty Trust
5.25% 3/15/21	450,000	513,692
5.875% 2/1/20	95,000	111,243
Duke Realty 3.625% 4/15/23	150,000	153,013
National Retail Properties
3.30% 4/15/23	100,000	100,252
3.80% 10/15/22	90,000	94,642
Regency Centers
4.80% 4/15/21	55,000	62,288
5.875% 6/15/17	95,000	109,463
UDR 4.625% 1/10/22	455,000	513,360
#WEA Finance 144A 4.625% 5/10/21	210,000	238,163
Weingarten Realty Investors 3.50% 4/15/23	165,000	168,543
		3,483,134

Technology – 2.07%
Apple 2.40% 5/3/23		255,000	254,661
Baidu 3.50% 11/28/22		400,000	404,423
Fidelity National Information Services 3.50% 4/15/23		205,000	207,794
GXS Worldwide 9.75% 6/15/15		240,000	248,400
Microsoft 2.125% 11/15/22		195,000	192,588
National Semiconductor 6.60% 6/15/17		255,000	309,536
NetApp
2.00% 12/15/17		125,000	126,085
3.25% 12/15/22		155,000	154,996
Oracle 5.75% 4/15/18		20,000	24,229
#Samsung Electronics America 144A 1.75% 4/10/17		200,000	203,496
Symantec 4.20% 9/15/20		125,000	135,705
#Tencent Holdings 144A 3.375% 3/5/18		200,000	208,907
#VeriSign 144A 4.625% 5/1/23		705,000	726,151
Xerox 6.35% 5/15/18		490,000	579,893
			3,776,864
Transportation – 0.66%
#Brambles USA 144A
3.95% 4/1/15		125,000	130,419
5.35% 4/1/20		205,000	232,835
#ERAC USA Finance 144A
3.30% 10/15/22		145,000	148,315
5.25% 10/1/20		370,000	434,609
FedEx 4.10% 4/15/43		140,000	140,068
#Kansas City Southern de Mexico 144A
2.35% 5/15/20		60,000	60,361
3.00% 5/15/23		65,000	65,330
			1,211,937
Total Corporate Bonds (cost $82,002,256)			86,283,309

Non-Agency Asset-Backed Securities – 2.30%
AEP Texas Central Transition Funding III Series 2012-1 A2 1.976% 6/1/21		395,000	409,488
•Ally Master Owner Trust
Series 2011-1 A1 1.069% 1/15/16		140,000	140,626
Series 2013-2 A 0.649% 4/15/18		200,000	200,000
#Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14		135,000	138,020
Bank of America Auto Trust Series 2012-1 A3 0.78% 6/15/16		450,000	451,829
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		100,000	120,273
CenterPoint Energy Transition Bond Series 2012-1 A2 2.161% 10/15/21		245,000	255,910
#Enterprise Fleet Financing Series 2012-1 A2 144A 1.14% 11/20/17		186,971	187,808
Ford Credit Auto Lease Trust Series 2012-A A4 1.03% 4/15/15		390,000	392,438
GE Capital Credit Card Master Note Trust
Series 2012-2A 2.22% 1/18/22		100,000	104,413
Series 2012-6A 1.36% 8/17/20		170,000	171,895
John Deere Owner Trust Series 2011-A A4 1.96% 4/16/18		145,000	147,349
#Master Credit Card Trust II Series 2012-2A A 144A 0.788% 4/21/17		200,000	200,639
Mercedes-Benz Auto Lease Trust Series 2013-A A4 0.72% 12/17/18		180,000	179,964
#Navistar Financial Owner Trust Series 2012-A A2 144A 0.85% 3/18/15		267,363	267,760
#TAL Advantage V Series 2013-1A A 144A 2.83% 2/22/38		108,167	108,510
#•Trafigura Securitisation Finance Series 2012-1A A 144A 2.599% 10/15/15		160,000	163,125
#Volvo Financial Equipment Series 2012-1A A4 144A 1.09% 8/15/17		330,000	332,416
World Omni Automobile Lease Securitization Trust Series 2012-A A3 0.93% 11/16/15		230,000	231,105
Total Non-Agency Asset-Backed Securities (cost $4,158,756)			4,203,568

Non-Agency Collateralized Mortgage Obligations – 0.32%
•American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		14,547	14,877
•Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		300,000	290,009
#•GSMPS Mortgage Loan Trust Series 1998-2 A 144A 7.75% 5/19/27		78,048	81,071
•JPMorgan Mortgage Trust Series 2007-A1 7A4 3.00% 7/25/35		249,894	118,363
tWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2
6.00% 3/25/35		125,783	44,916
•Wells Fargo Mortgage-Backed Securities Trust Series 2006-AR5 2A1 2.639% 4/25/36		28,570	26,527
Total Non-Agency Collateralized Mortgage Obligations (cost $748,754)			575,763

ΔRegional Bonds – 1.55%
Australia – 1.11%
New South Wales Treasury
3.75% 11/20/20	AUD	174,000	236,476
6.00% 3/1/22	AUD	908,000	1,092,916
Queensland Treasury 4.25% 7/21/23	AUD	49,000	50,462

Victoria Treasury 6.00% 10/17/22	AUD	534,000	647,344
			2,027,198
Canada – 0.44%
Province of Manitoba 2.10% 9/6/22	USD	420,000	422,782
Province of Quebec 2.625% 2/13/23		370,000	378,101
			800,883
Total Regional Bonds (cost $2,815,341)			2,828,081

«Senior Secured Loans – 7.01%
Bausch & Lomb Tranche B 4.25% 4/17/19		203,463	205,147
Biomet Tranche B 3.75% 7/25/17		94,525	95,884
Blackboard Tranche B2 4.75% 10/4/18		94,526	96,416
Brickman Group Holdings Tranche B1 4.25% 10/14/16		95,561	96,755
Burlington Coat Factory Warehouse 4.25% 5/1/17		696,823	707,098
Caesars Entertainment Operating Tranche B6 5.25% 1/28/18		201,992	183,855
Chrysler Group Tranche B 4.75% 5/24/17		640,762	651,616
Clear Channel Communications Tranche B 3.65% 1/29/16		738,352	678,361
Compass Investors Tranche B 4.00% 12/14/19		189,525	192,210
DaVita HealthCare Partners Tranche B 3.00% 10/20/16		197,975	199,169
Delos Aircraft 3.75% 3/17/16		700,000	707,000
Emdeon Tranche B 3.75% 11/2/18		587,577	595,583
First Data 1st Lien 4.00% 4/5/17		300,857	300,763
Getty Images Tranche B 3.50% 9/19/19		189,525	192,516
Gray Television 3.75% 10/11/19		183,153	185,900
HCA Tranche B3 2.75% 5/1/18		700,000	702,349
Houghton International
1st Lien 4.00% 11/20/19		748,125	760,595
2nd Lien 8.25% 11/20/20		475,000	486,875
IASIS Healthcare Tranche B 3.25% 5/3/18		207,888	211,104
Immucor Tranche B2 3.75% 8/19/18		498,410	504,173
Infor U.S. Tranche B2 4.00% 4/5/18		198,503	202,058
Intelsat Jackson Holdings Tranche B1 3.25% 4/2/18		538,647	547,175
Landry's Tranche B 3.50% 4/24/18		184,534	187,417
Level 3 Financing Tranche B 1st Lien 3.25% 8/1/19		250,000	253,255
MultiPlan Tranche B 3.00% 8/18/17		15,479	15,679
Novelis Tranche B 2.75% 3/10/17		183,531	186,743
Nuveen Investments
Tranche B 5.00% 5/15/17		200,000	202,333
7.00% 3/1/19		670,000	685,913
Offshore Group Investment 5.00% 10/17/17		190,125	192,977
OSI Restaurants Tranche B 1st Lien 2.50% 10/26/19		468,000	471,315
PQ Tranche B 4.50% 8/7/17		134,663	136,418
Samson Investment 2nd Lien 4.75% 9/10/18		345,000	349,528
Smart & Final 1st Lien 4.50% 11/8/19		193,515	196,660
Truven Health Analytics Tranche B 5.75% 5/23/19		283,571	288,002
Univision Communications
Tranche C1 1st Lien 3.50% 2/22/20		193,526	195,720
Tranche C2 3.50% 2/6/20		370,000	374,130
Visant 4.00% 12/22/16		251,518	245,112
Warner Chilcott
Tranche B1 3.25% 3/15/18		92,206	93,715
Tranche B2 3.25% 3/15/18		22,764	23,136
Tranche B3 3.25% 3/15/18		50,623	51,452
Zayo Group Tranche B 1st Lien 3.50% 7/2/19		139,298	141,105
Total Senior Secured Loans (cost $12,542,392)			12,793,212

ΔSovereign Bonds – 2.98%
Australia – 0.13%
Australia Government 4.00% 8/20/20	AUD	117,000	235,168
			235,168
Colombia – 0.07%
Colombia Government International Bond 6.125% 1/18/41	USD	102,000	137,700
			137,700
Finland – 0.29%
Finland Government Bond 4.00% 7/4/25	EUR	113,000	186,192
#Municipality Finance 144A 1.125% 4/17/18	USD	345,000	346,800
			532,992
Indonesia – 0.70%
Indonesia Treasury Bond
5.625% 5/15/23	IDR	3,556,000,000	370,699
7.00% 5/15/22	IDR	3,503,000,000	400,881
7.00% 5/15/27	IDR	1,355,000,000	151,169

#Indonesian Government International Bond 144A 4.625% 4/15/43		337,000	349,638
			1,272,387
Ireland – 0.16%
#Vnesheconombank 144A 6.025% 7/5/22	USD	250,000	284,688
			284,688
Mexico – 0.29%
Mexican Bonos
7.50% 6/3/27	MXN	2,288,000	240,969
7.75% 5/29/31	MXN	2,619,000	284,928
			525,897
Nigeria – 0.05%
Nigerian Government Bond 15.10% 4/27/17	NGN	14,395,000	100,674
			100,674
Peru – 0.04%
Peruvian Government International Bond 5.625% 11/18/50	USD	60,000	77,250
			77,250
Poland – 0.36%
Poland Government Bond
4.00% 10/25/23	PLN	973,000	328,598
5.75% 10/25/21	PLN	850,000	321,310
			649,908
Russia – 0.15%
Russian Eurobond 7.50% 3/31/30	USD	214,560	270,346
			270,346
South Africa – 0.31%
Republic of South Africa
7.25% 1/15/20	ZAR	1,138,000	136,017
10.50% 12/21/26	ZAR	2,307,000	342,328
13.50% 9/15/15	ZAR	345,000	45,455
South Africa Government Bond 2.75% 1/31/22	ZAR	385,065	51,347
			575,147
Sri Lanka – 0.12%
#Sri Lanka Government International Bond 144A 5.875% 7/25/22	USD	200,000	212,500
			212,500
Turkey – 0.18%
Turkey Government Bond
9.00% 3/5/14	TRY	318,000	183,867
10.50% 1/15/20	TRY	221,000	153,536
			337,403
United Kingdom – 0.13%
United Kingdom Gilt 4.75% 3/7/20	GBP	121,000	233,350
			233,350
Total Sovereign Bonds (cost $5,301,250)			5,445,410

Supranational Banks – 0.16%
Andina de Fomento 4.375% 6/15/22	USD	180,000	197,133
International Bank for Reconstruction & Development 3.375% 4/30/15	NOK	530,000	95,008
Total Supranational Banks (cost $291,597)			292,141

U.S. Treasury Obligations – 6.29%
∞U.S. Treasury Bond 2.75% 11/15/42	USD	4,170,000	4,045,551
U.S. Treasury Notes
0.625% 4/30/18		2,400,000	2,394,187
2.00% 2/15/23		4,900,000	5,043,937
Total U.S. Treasury Obligations (cost $11,313,950)			11,483,675

		Number of
		Shares
Convertible Preferred Stock – 0.18%
Apache 6.00% exercise price $109.12, expiration date 8/1/13		700	29,624
ArcelorMittal 6.00% exercise price $20.94, expiration date 12/21/15		475	9,908
Aspen Insurance Holdings 5.625% exercise price $29.20, expiration date 12/31/49		550	36,300
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		7	8,704
#Chesapeake Energy 144A 5.75% exercise price $27.83, expiration date 12/31/49		16	16,220
Cliffs Natural Resources 7.00% exercise price $35.53, expiration date 2/1/16		775	15,864
Goodyear Tire & Rubber 5.875% exercise price $18.21, expiration date 3/31/14		650	28,580
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		40	48,310
MetLife 5.00% exercise price $44.28, expiration date 9/4/13		800	40,120
PPL 9.50% exercise price $28.80, expiration date 7/1/13		650	38,188
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49		280	25,866
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49		28	36,953
Total Convertible Preferred Stock (cost $335,554)			334,637

Preferred Stock – 0.92%
Alabama Power 5.625%		3,715	95,104
BB&T 5.85%		5,050	133,623
JPMorgan Chase 5.50%		5,000	127,050
•PNC Financial Services Group 6.125%		5,000	143,500
Public Storage 5.20%		4,400	111,452
U.S. Bancorp
•3.50%		350	319,375
5.15%		4,000	100,000
•6.00%		5,000	140,300
Wells Fargo 5.20%		20,200	517,726
Total Preferred Stock (cost $1,553,459)			1,688,130

		Principal
		Amount[o]
Short-Term Investments – 18.02%
≠Discount Note – 0.76%
Federal Home Loan Bank 0.085% 5/24/13	USD	1,387,264	1,387,256
			1,387,256
Repurchase Agreements – 6.15%
Bank of America 0.11%, dated 4/30/13, to be
repurchased on 5/1/13, repurchase price $2,840,667
(collateralized by U.S. government obligations 4.50%
5/15/38; market value $2,897,472)		2,840,658	2,840,658

BNP Paribas 0.14%, dated 4/30/13, to be
repurchased on 5/1/13, repurchase price $8,383,374
(collateralized by U.S. government obligations 0.25%-0.875%
3/31/15-1/31/17; market value $8,551,009)		8,383,342	8,383,342
			11,224,000
≠U.S. Treasury Obligations – 11.11%
U.S. Treasury Bills
0.03% 5/30/13		8,746,061	8,745,920
0.065% 5/9/13		2,921,326	2,921,306
0.105% 5/23/13		2,875,000	2,874,957
0.120% 6/6/13		2,875,000	2,874,948
0.125% 6/13/13		2,875,000	2,874,940
			20,292,071
Total Short-Term Investments (cost $32,902,199)			32,903,327

Total Value of Securities Before Securities Lending Collateral – 117.81%
(cost $209,184,711)			215,134,805

		Number of
		Shares
**Securities Lending Collateral – 0.01%
Investment Companies
Delaware Investments Collateral Fund No.1		15,800	15,800
†@Mellon GSL Reinvestment Trust II		9,138	0
Total Securities Lending Collateral (cost $24,938)			15,800

©Total Value of Securities – 117.82%
(cost $209,209,649)			215,150,605
**Obligation to Return Securities Lending Collateral – (0.01%)			(24,938)
z«Other Liabilities Net of Receivables and Other Assets – (17.81%)			(32,523,466)
Net Assets Applicable to 20,823,971 Shares Outstanding – 100.00%			$182,602,201

°Principal amount shown is stated in the currency in which each security is denominated.
✗Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
•Variable rate security. The rate shown is the rate as of April 30, 2013. Interest rates reset periodically.
tPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2013, the aggregate value of Rule 144A securities was $35,291,797, which represented 19.33% of the Fund’s net assets. See Note 5 in "Notes."
ϕStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2013.
*Fully or partially on loan.
=Security is being fair valued in accordance with the Fund's fair valuation policy. At April 30, 2013, the aggregate value of fair valued securities was $0, which represented 0.00% of the Fund's net assets. See Note 1 in "Notes."
‡Non income producing security. Security is currently in default.
ΔSecurities have been classified by country of origin.
«Senior secured loans generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2013.
∞Fully or partially pledged as collateral for futures contracts.
≠The rate shown is the effective yield at the time of purchase.
†Non income producing security.
@Illiquid security. At April 30, 2013, the aggregate value of illiquid securities was $0, which represented 0.00% of the Fund’s net assets. See Note 5 in “Notes.”
**See Note 4 in “Notes” for additional information on securities lending collateral.
©Includes $23,831 of securities loaned.
«Includes foreign currency valued at $55,855 with a cost of $55,504.
zOf this amount, $24,076,561 represents receivable for securities sold and $57,318,389 represents payable for securities purchased as of April 30, 2013.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at April 30, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	AUD	(1,447,030)	USD	1,500,903	5/10/13	$1,969
BAML	BRL	553,562	USD	(274,380)	5/10/13	1,968
BAML	EUR	(475,211)	USD	618,808	5/10/13	(7,062)
BAML	INR	19,699,807	USD	(365,227)	5/10/13	986
BAML	JPY	(15,780,304)	USD	159,823	5/10/13	(2,059)
BAML	ZAR	(278,058)	USD	29,884	5/10/13	(1,060)
BNP	EUR	(210,695)	USD	274,380	5/10/13	(3,112)
BNP	IDR	2,664,280,450	USD	(273,962)	5/10/13	(108)
BNP	PLN	(538,452)	USD	170,907	5/10/13	638
CITI	AUD	(211,292)	USD	219,469	5/10/13	598
CITI	PLN	(82,974)	USD	26,120	5/10/13	(118)
CITI	TRY	769,821	USD	(429,176)	5/10/13	(424)
CS	IDR	2,776,293,200	USD	(284,165)	5/10/13	1,202
CS	MXN	3,470,440	USD	(284,763)	5/10/13	792
GSC	BRL	1,027,148	USD	(514,577)	5/10/13	(1,807)
GSC	GBP	(229,346)	USD	350,801	5/10/13	(5,440)
HSBC	BRL	544,828	USD	(273,962)	5/10/13	(1,974)
HSBC	EUR	(228,092)	USD	296,650	5/10/13	(3,756)
HSBC	GBP	(3,084)	USD	4,718	5/10/13	(73)
HSBC	JPY	16,241,000	USD	(164,903)	5/10/13	1,705
JPMC	BRL	550,250	USD	(275,953)	5/10/13	(1,258)
JPMC	EUR	(974,184)	USD	1,267,608	5/10/13	(15,427)
JPMC	GBP	(59,051)	USD	90,360	5/10/13	(1,364)
MSC	AUD	(315,710)	USD	328,051	5/10/13	1,017
MSC	INR	25,059,839	USD	(454,790)	5/10/13	11,064
MSC	PLN	(416,986)	USD	131,137	5/10/13	(722)
TD	GBP	(2,635)	USD	4,026	5/10/13	(66)
TD	INR	14,866,000	USD	(273,962)	5/10/13	2,392
TD	JPY	(75,148)	USD	761	5/10/13	(9)
TD	MXN	5,250,615	USD	(430,396)	5/10/13	1,636
						$(19,872)

Futures Contracts

				Unrealized
				Appreciation
Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	(Depreciation)
2 Long Gilt	$349,888	$372,847	6/29/13	$22,959
20 U.S. Treasury 10 yr Note	2,660,682	2,667,188	6/29/13	6,506
	$3,010,570			$29,465

Swap Contracts
CDS Contracts

						Unrealized
	Swap	Notional		Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value		Payments	Date	(Depreciation)
	Protection Purchased:
JPMC	ITRAXX Europe Crossover S19 V1	EUR	705,000	5.00%	6/20/18	$(33,606)
JPMC	ITRAXX Europe Subordinate
	Financials 18.1 5 yr CDS	EUR	300,000	5.00%	12/20/17	(6,955)
						$(40,561)

IRS Contracts

							Unrealized
Counterparty & Swap			Fixed Interest	Floating Interest		Termination	Appreciation
Referenced Obligations	Notional Value		Rate Received (Paid)	Rate Received (Paid)		Date	(Depreciation)
JPMC
2 yr COP	COP	1,378,000,000	(3.57% )	3.066%		4/22/15	$(2,310)
5 yr COP	COP	335,000,000	4.25%	(3.066%	)	4/23/18	(2,485)
10 yr COP	COP	135,000,000	4.91%	(3.066%	)	4/24/23	1,950
Total							$(2,845)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BNP - Banque Paribas
BRL – Brazilian Real
CAD – Canadian Dollar
CDS – Credit Default Swap
CITI – Citigroup Global Markets
COP – Colombian Peso
CS - Credit Suisse
EUR – European Monetary Unit
GBP – British Pound Sterling
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSC – Goldman Sachs Capital
GSMPS – Goldman Sachs Reperforming Mortgage Securities
HSBC – Hong Kong Shanghai Bank
IDR – Indonesia Rupiah
INR – Indian Rupee
IRS – Interest Rate Swap
JPMC – JPMorgan Chase Bank
JPY – Japanese Yen
MSC – Morgan Stanley Capital
MXN – Mexican Peso
NCUA – National Credit Union Administration
NGN – Nigerian Naira
NOK – Norwegian Krone
PLN – Polish Zloty
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
TD - Toronto Dominion Bank
TRY – Turkish Lira
USD – United States Dollar
yr – Year
ZAR – South African Rand

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken for all open federal income tax years (July 31, 2009 – July 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on April 30, 2013.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At April 30, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$209,287,941
Aggregate unrealized appreciation	$6,662,946
Aggregate unrealized depreciation	(800,282)
Net unrealized appreciation	$5,862,664

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$59,266,840	$385,683	$59,652,523
Corporate Debt	-	100,506,881	-	100,506,881
Foreign Debt	-	8,565,632	-	8,565,632
U.S. Treasury Obligations	-	11,483,675	-	11,483,675
Convertible Preferred Stock	122,561	212,076	-	334,637
Preferred Stock	1,561,080	127,050	-	1,688,130
Short-Term Investments		32,903,327	-	32,903,327
Securities Lending Collateral	-	15,800	-	15,800
Total	$1,683,641	$213,081,281	$385,683	$215,150,605

Foreign Currency Exchange Contracts	$-	$(19,872)	$-	$(19,872)
Futures Contracts	29,465	-	-	29,465
Swap Contracts	-	(43,406)	-	(43,406)

The securities that have been deemed worthless on the schedule of investments are considered to be Level 3 securities in this table.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

During the period ended April 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. There were 2 futures contracts outstanding at April 30, 2013.

Options Contracts – During the period ended April 30, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the period ended April 30, 2013.

Swap Contracts – The Fund may enter into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swap contracts to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2013, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For trades prior to June 10, 2013, the Fund posted $110,000 as cash collateral. Initial margin and variation margin is posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In Oct. 2008, BNY Mellon transferred certain distressed securities from the Fund’s previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At April 30, 2013, the value of securities on loan was $23,831, for which cash collateral was received and invested in accordance with the Lending Agreement. At April 30, 2013, the value of invested collateral was $15,800. These investments are presented on the schedule of Investments under the caption "Securities Lending Collateral."

5. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's and Baa3 by Moody's Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to April 30, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

April 30, 2013

		Principal	Value
		Amount°	(U.S. $)
Agency Mortgage-Backed Securities – 13.95%
Fannie Mae S.F. 15 yr TBA
2.50% 5/1/28	USD	16,827,000	$17,594,731
2.50% 6/1/28		320,000	333,950
3.00% 5/1/28		10,732,000	11,333,999
Fannie Mae S.F. 30 yr TBA
3.00% 5/1/43		4,576,000	4,786,210
3.00% 6/1/43		13,575,000	14,160,422
3.50% 6/1/43		1,282,000	1,362,726
Total Agency Mortgage-Backed Securities (cost $49,297,966)			49,572,038

Corporate Bonds – 2.34%
#JP Morgan Chase Bank 144A 6.00% 6/19/13	BRL	402,900	5,302,276
^JPMorgan Structured Products 0.644% 5/18/15	BRL	2,419,000	2,996,516
Total Corporate Bonds (cost $7,901,726)			8,298,792

Non-Agency Asset-Backed Securities – 2.90%
•Chase Issuance Trust Series 2012-A10 A10 0.459% 12/16/19	USD	3,000,000	3,000,000
#•Citibank Omni Master Trust Series 2009-A14A A14 144A 2.949% 8/15/18		3,500,000	3,612,168
•Ford Credit Floorplan Master Owner Trust A Series 2011-1 A2 0.799% 2/15/16		3,670,000	3,682,867
Total Non-Agency Asset-Backed Securities (cost $10,327,347)			10,295,035

ΔSovereign Bonds – 7.35%
Australia – 2.75%
Australian Government Inflation Linked Bond 4.00% 8/20/15	AUD	5,237,000	9,769,543
			9,769,543
Brazil – 1.85%
Brazil Notas do Tesouro Nacional Series B 6.00% 5/15/15	BRL	530,000	6,565,330
			6,565,330
Republic of Korea – 2.75%
Korea Treasury Inflation Linked Bond
2.75% 3/10/17	KRW	8,088,403,330	7,951,924
2.75% 6/10/20	KRW	1,747,392,000	1,826,736
			9,778,660
Total Sovereign Bonds (cost $22,779,336)			26,113,533

U.S. Treasury Obligations – 68.76%
U.S. Treasury Inflation Indexed Bond
0.125% 4/15/18	USD	16,923,298	18,253,367
0.125% 1/15/22		16,473,706	17,940,903
0.125% 7/15/22		32,962,787	35,980,959
∞0.125% 1/15/23		59,308,176	64,039,606
0.75% 2/15/42		33,597,942	36,516,763
2.50% 1/15/29		50,326,029	71,518,018
Total U.S. Treasury Obligations (cost $242,001,414)			244,249,616

Short-Term Investments – 19.09%
Repurchase Agreements – 19.09%
Bank of America 0.11%, dated 4/30/13, to be
repurchased on 5/1/13, repurchase price $17,160,676
(collateralized by U.S. government obligations 4.50%
5/15/38; market value $17,503,839)		17,160,624	17,160,624

BNP Paribas 0.14%, dated 4/30/13, to be
repurchased on 5/1/13, repurchase price $50,644,573
(collateralized by U.S. government obligations 0.25%-0.875%
3/31/15-1/31/17; market value $51,657,268)		50,644,376	50,644,376
Total Short-Term Investments (cost $67,805,000)			67,805,000

Total Value of Securities – 114.39%
(cost $400,112,789)			406,334,014
zLiabilities Net of Receivables and Other Assets – (14.39%)			(51,102,112)
Net Assets Applicable to 35,008,538 Shares Outstanding – 100.00%			$355,231,902

°Principal amount is stated in the currency in which each security is denominated.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2013, the aggregate value of Rule 144A securities was $8,914,444, which represented 2.51% of the Fund’s net assets. See Note 5 in "Notes."
^Zero coupon security. The rate shown is the yield at the time of purchase.
•Variable rate security. The rate shown is the rate as of April 30, 2013. Interest rates reset periodically.
ΔSecurities have been classified by country of origin.
∞Fully or partially pledged as collateral for futures contracts.
zOf this amount, 65,076,615 represents payable for securities purchased, $15,865,087 represents receivables for securities sold and foreign currency valued at $435,519 with a cost of $429,898 as of April 30, 2013.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at April 30, 2013:1

Foreign Currency Exchange Contracts

						Unrealized
						Appreciation
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
BAML	EUR	(21,248,202)	USD	27,725,110	5/10/13	$(259,529)
GSC	EUR	(4,007,389)	USD	5,214,455	5/10/13	(63,420)
						$(322,949)

Futures Contracts

				Unrealized
				Appreciation
Contract to Buy (Sell)	Notional Cost	Notional Value	Expiration Date	(Depreciation)
(430) U.S. Treasury 5 yr Note	$(53,527,067)	$(53,595,469)	7/4/13	$(68,402)
(107) U.S. Treasury Long Bond	(15,855,759)	(15,876,125)	6/29/13	(20,366)
	$(69,382,826)			$(88,768)

Swap Contracts
CDS Contracts

					Unrealized
	Swap	Notional	Annual Protection	Termination	Appreciation
Counterparty	Referenced Obligation	Value	Payments	Date	(Depreciation)
	Protection Purchased:
	ITRAXX Europe Subordinate
JPMC	Financials S19 V1	EUR 2,770,000	5.00%	6/20/18	$(47,449)

Inflation Swap Contracts

			Unrealized
			Appreciation
Notional Value	Expiration Date	Description	(Depreciation)
$7,200,000	4/24/43	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 2.866%.	$(907)
7,200,000	4/25/43	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 2.875%.	(19,080)
$14,400,000			$(19,987)

IRS Contracts

					Unrealized
Counterparty & Swap	Notional	Fixed Interest	Floating Interest	Termination	Appreciation
Referenced Obligation	Value	Rate Paid	Rate Received	Date	(Depreciation)
GSC 5 yr	$18,100,000	0.867%	0.276%	4/25/18	$41,173
MSC 5 yr	18,100,000	0.873%	0.276%	4/26/18	45,242
Total	$36,200,000				$86,415

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes."

Summary of Abbreviations:
AUD – Australian Dollar
BAML – Bank of America Merrill Lynch
BRL – Brazilian Real
CDS – Credit Default Swap
EUR – European Monetary Unit

GSC – Goldman Sachs Capital
IRS – Interest Rate Swap
JPMC – JPMorgan Chase Bank
KRW – South Korean Won
MSC – Morgan Stanley Capital
S.F. – Single Family
TBA – To be announced
USD – United States Dollar

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund - Delaware Inflation Protected Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Debt securities, interest rate swap contracts, inflation swap contracts and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (July 31, 2009 – July 31, 2012), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regards to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on April 30, 2013.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued”, “delayed delivery”, “forward commitment”, or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Inflation-Indexed Bonds – The Fund invests in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statement of operations, even though investors do not receive their principal until maturity.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund expects to declare and pay dividends from net investment income monthly and distributions from net realized gain on investments, if any, at least annually, usually in December. The Fund may distribute income dividends and capital gains more frequently, if necessary, for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At April 30, 2013, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At April 30, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$400,112,789
Aggregate unrealized appreciation	$7,545,711
Aggregate unrealized depreciation	(1,324,486)
Net unrealized appreciation	$6,221,225

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 -	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 -

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 -	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2013:

	Level 1	Level 2	Total
Agency, Asset- &
Mortgage-Backed Securities	$-	$59,867,073	$59,867,073
Corporate Debt	-	8,298,792	8,298,792
Foreign Debt	-	26,113,533	26,113,533
U.S. Treasury Obligations	-	244,249,616	244,249,616
Short-Term Investments	-	67,805,000	67,805,000
Total	$-	$406,334,014	$406,334,014

Foreign Currency Exchange Contracts	$-	$(322,949)	$(322,949)
Futures Contracts	(88,768)	-	(88,768)
Swap Contracts	-	18,979	18,979

During the period ended April 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Derivatives
U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the period ended April 30, 2013, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options written were outstanding at April 30, 2013.

Swap Contracts – The Fund may enter into interest rate swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having (1) a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Inflation Swaps. Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period April 30, 2013, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. The Fund had posted $450,000 as cash collateral for certain open derivatives. For trades entered prior to June 10, 2013, the Fund received $106,000 as securities collateral. Initial margin and variation margin is posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by Delaware Management Company (DMC), a series of Delaware Management Business Trust, that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. During the period ended April 30, 2013, the Fund had no securities out on loan.

5. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of April 30, 2013, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to April 30, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: